Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $17
Janus Aspen International Growth Portfolio: $5,732
Janus Aspen Worldwide Growth Portfolio: $8,909

Service Class
Janus Aspen Global Technology Portfolio: $438
Janus Aspen International Growth Portfolio: $6,080
Janus Aspen Worldwide Growth Portfolio: $1,318

Service II Class
Janus Aspen Global Technology Portfolio: $81
Janus Aspen International Growth Portfolio: $1,670
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Mid Cap Growth Portfolio: $2,903
Janus Aspen Mid Cap Value Portfolio: $654
Janus Aspen Fundamental Equity Portfolio: $77

Service Class
Janus Aspen Mid Cap Growth Portfolio: $1,652
Janus Aspen Mid Cap Value Portfolio: $3,523
Janus Aspen Fundamental Equity Portfolio: $13

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Global Technology Portfolio: $0.0216
Janus Aspen International Growth Portfolio: $0.3711
Janus Aspen Worldwide Growth Portfolio: $0.2703

Service Class
Janus Aspen Global Technology Portfolio: $0.0165
Janus Aspen International Growth Portfolio: $0.2579
Janus Aspen Worldwide Growth Portfolio: $0.1994

Service II Class
Janus Aspen Global Technology Portfolio: $0.0163
Janus Aspen International Growth Portfolio: $0.2587
Janus Aspen Worldwide Growth Portfolio: $0.1996

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Mid Cap Growth Portfolio: $0.1967
Janus Aspen Mid Cap Value Portfolio: $0.8620
Janus Aspen Fundamental Equity Portfolio: $0.1485

Service Class
Janus Aspen Mid Cap Growth Portfolio: $0.1967
Janus Aspen Mid Cap Value Portfolio: $0.8620
Janus Aspen Fundamental Equity Portfolio: $0.1485

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $815
Janus Aspen International Growth Portfolio: $15,109
Janus Aspen Worldwide Growth Portfolio: $31,670

Service Class
Janus Aspen Global Technology Portfolio: $26,534
Janus Aspen International Growth Portfolio: $24,007
Janus Aspen Worldwide Growth Portfolio: $6,497

Service II Class
Janus Aspen Global Technology Portfolio: $4,962
Janus Aspen International Growth Portfolio: $6,765
Janus Aspen Worldwide Growth Portfolio: $372

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $5.02
Janus Aspen International Growth Portfolio: $65.36
Janus Aspen Worldwide Growth Portfolio: $35.35

Service Class
Janus Aspen Global Technology Portfolio: $5.18
Janus Aspen International Growth Portfolio: $64.56
Janus Aspen Worldwide Growth Portfolio: $35.05

Service II Class
Janus Aspen Global Technology Portfolio: $5.28
Janus Aspen International Growth Portfolio: $64.83
Janus Aspen Worldwide Growth Portfolio: $35.14